Debt (Tables)	6 Months Ended
Jun. 30, 2022
Debt Disclosure [Abstract]
Schedule of Debt
The Company’s outstanding debt, net of debt
discounts
, consisted of the following (in thousands):

	June 30, 2022	December 31, 2021

Silicon Valley Bank Loan Revolver	$5,947	$5,947
Silicon Valley Bank and Hercules Mezzanine Term Loan	59,263	59,237
Atel Loan Facility Draw 3	1,009	1,489
Atel Loan Facility Draw 4	183	260

Total debt	66,402	66,933
Less: debt, current	(22,708)	(10,750)

Total debt, noncurrent	$43,694	$56,183